Exhibit 99.1

SB Financial Group Announces Fourth Quarter 2022 Results

DEFIANCE, OH, January 26, 2023 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, private client and title insurance services today reported earnings for the fourth quarter and twelve months ended December 31, 2022.

Fourth quarter 2022 highlights:

●	Net income of $3.5 million increased six percent compared to the prior year with diluted earnings per share (“EPS”) of $0.50

●	Noninterest expense of $10.3 million declined 11.2 percent from the prior year

●	Loan growth of $36.8 million from the linked quarter, or 15.9 percent annualized

●	Solid asset quality with nonperforming assets at 38 basis points

Twelve months ended December 31, 2022, highlights over the prior-year include:

●	Net income of $12.5 million and diluted EPS of $1.77, compared to $18.3 million, or $2.56 per share or a 30.9 percent decrease

●	Loans, increased $141.4 million, or 17.2 percent from the prior year, excluding Paycheck Protection Program (“PPP”) loans,

●	Deposits decreased by $26.4 million, or 2.4 percent to $1.09 billion

●	Mortgage origination volume of $312.6 million and a servicing portfolio of $1.35 billion

●	Net recoveries on loans for the year of $13,000

Highlights	Three Months Ended			Twelve Months Ended
($ in thousands, except per share & ratios)	Dec. 2022	Dec. 2021	% Change	Dec. 2022	Dec. 2021	% Change
Operating revenue	$14,613	$15,667	-6.7%	$57,630	$68,581	-16.0%
Interest income	12,937	10,003	29.3%	44,569	41,904	6.4%
Interest expense	2,037	925	120.2%	5,170	4,020	28.6%
Net interest income	10,900	9,078	20.1%	39,399	37,884	4.0%
Provision for loan losses	-	-	0.0%	-	1,050	-100.0%
Noninterest income	3,713	6,589	-43.6%	18,231	30,697	-40.6%
Noninterest expense	10,269	11,567	-11.2%	42,314	44,808	-5.6%
Net income	3,533	3,332	6.0%	12,521	18,277	-31.5%
Earnings per diluted share	0.50	0.49	2.0%	1.77	2.56	-30.9%
Return on average assets	1.08%	0.99%	9.1%	0.95%	1.38%	-31.2%
Return on average equity	12.17%	9.21%	32.1%	9.86%	12.67%	-22.2%

“In the fourth quarter of 2022 loan growth was strong with balances growing $37 million, or 4.0 percent from the third quarter of 2022” said Mark A. Klein, Chairman, President, and CEO of SB Financial. “And when we compare our growth to the prior year, organic loan growth was up $139.4 million or 16.9 percent. We continued to realize margin expansion as the pace of rate increases of our asset sensitive balance sheet provided greater expansion of interest income than the increased cost of funding, even as deposits repriced.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, was up 1.0% from the linked quarter but down 6.7 percent from the fourth quarter of 2021. Operating revenue was negatively impacted by the decline in mortgage banking revenue.

●	Net interest income was up 4.5 percent from the linked quarter and up 20.1 percent from the year ago quarter.

●	Net interest margin on a fully taxable equivalent basis (FTE) was up from both the linked and year-ago quarters by 15 and 72 basis points, respectively, primarily from the shift in mix of our balance sheet with cash and securities reallocated to the loan portfolio. Net of PPP, net interest margin was higher by 86 basis points compared to the prior year.

●	Noninterest income was down 8 percent from the linked quarter and 44 percent from the year ago quarter, respectively, due to lower mortgage volume and OMSR recapture.

Mortgage Loan Business

Mortgage loan originations for the fourth quarter of 2022 were $51.2 million, down $75.4 million, or 59.6 percent, from the year-ago quarter; likewise, total sales of originated loans were $23.6 million, down $87.0 million, or 78.7 percent. For the full year of 2022, SB Financial had total volume of $312.6 million, of which $250.2 million (80 percent) was new purchase/construction lending, $41.0 million was external refinance (13 percent), and the remaining $21.4 million (7 percent) was internal refinance.

Net mortgage banking revenue, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $1.2 million for the fourth quarter of 2022, compared to $3.8 million for the year-ago quarter. The mortgage servicing valuation adjustment for the fourth quarter of 2022 was a positive $0.1 million, compared to a positive adjustment of $0.6 million for the fourth quarter of 2021. For all of 2022, the recapture of servicing rights was $1.3 million compared to a recapture of $3.4 million for the prior year. The aggregate servicing valuation impairment was $0.2 million at the end of the fourth quarter of 2022. The servicing portfolio at December 31, 2022, was $1.35 billion, which was flat to the prior year.

Mr. Klein noted, “Refinance activity for 2022 declined significantly to just 20 percent compared to 49 percent in the prior year. Our continued success in this key business line will hinge not only on the overall rate environment but our ability to attract high-producers in our expansion markets as well.”

Mortgage Banking
($ in thousands)	Dec. 2022	Sep. 2022	Jun. 2022	Mar. 2022	Dec. 2021	Annual Growth
Mortgage originations	$51,219	$68,557	$95,454	$97,394	$126,611	$(75,392)
Mortgage sales	23,590	39,176	49,915	72,154	110,543	(86,953)
Mortgage servicing portfolio	1,352,016	1,362,666	1,369,732	1,375,554	1,362,962	(10,946)
Mortgage servicing rights	13,503	13,473	13,408	13,135	12,034	1,469

Mortgage servicing revenue
Loan servicing fees	851	858	863	861	850	1
OMSR amortization	(310)	(396)	(496)	(547)	(807)	497
Net administrative fees	541	462	367	314	43	498
OMSR valuation adjustment	86	65	239	890	581	(495)
Net loan servicing fees	627	527	606	1,204	624	3
Gain on sale of mortgages	550	876	1,196	1,676	3,194	(2,644)
Mortgage banking revenue, net	$1,177	$1,403	$1,802	$2,880	$3,818	$(2,641)

Noninterest Income and Noninterest Expense

Noninterest income declined for the fourth quarter, from the linked quarter and year over year. Gain-on-sale yields on mortgage loans were down significantly from the prior year and the total sales were down nearly $87 million. Wealth management revenue was down from both the prior year and linked quarter due to market declines. New sales in the wealth division were insufficient to overcome closed accounts and client distributions during 2022.

For the fourth quarter of 2022, noninterest expense of $10.3 million was down $1.3 million or 11.2 percent compared to the prior year quarter. We continue to have positive variance from our commission-based originators and medical costs eased a bit in the quarter. We continue to make headcount reductions and staffing realignment as retail transactions declined in several markets due to the continuing level of adoption of digital banking initiatives.

Mr. Klein stated, “We are committed to reducing our operating expenses to reflect not only the reduced revenue in residential mortgage lending but also, as economic expansion and contraction, dictates. Inflation concerns remain top of mind as we work to ensure our growth strategies deliver positive operating leverage.”

Noninterest Income / Noninterest Expense
($ in thousands, except ratios)	Dec. 2022	Sep. 2022	Jun. 2022	Mar. 2022	Dec. 2021	Annual Growth
Noninterest Income (NII)	$3,713	$4,043	$4,673	$5,802	$6,589	$(2,876)
NII / Total Revenue	25.4%	27.9%	32.8%	40.6%	42.1%	-16.7%
NII / Average Assets	1.1%	1.2%	1.4%	1.7%	2.0%	-0.9%
Total Revenue Growth	-6.7%	-13.2%	-9.1%	-46.9%	-13.7%	7.0%

Noninterest Expense (NIE)	$10,269	$10,384	$10,802	$10,859	$11,567	$(1,298)
Efficiency Ratio	70.2%	71.6%	75.6%	75.9%	73.7%	-3.5%
NIE / Average Assets	3.1%	3.2%	3.3%	3.2%	3.5%	-0.4%
Net Noninterest Expense/Avg. Assets	-2.0%	-2.0%	-1.9%	-1.5%	-1.5%	-0.5%
Total Expense Growth	-11.2%	-7.7%	-2.5%	-0.5%	8.3%	-19.5%

Balance Sheet

Total assets as of December 31, 2022, were $1.3 billion, or up 0.4 percent from the year ago quarter primarily due to the increase in the loan portfolio and partially offset by declines in cash and investments. Total shareholders’ equity as of December 31, 2022, was $118.4 million, down 18.3 percent from a year ago due to the valuation adjustment on the Company’s bond portfolio, which has regressed by $30.3 million. Excluding the impact of the valuation adjustment, equity increased $7.5 million or 5.2 percent. SB Financial bought back 317,000 shares of our stock during 2022 at an average price of $18.43 or 124.5 percent of tangible book value per share.

The investment portfolio of $238.8 million, represented 17.9 percent of assets at December 31, 2022, and was down $24.5 million or 9.3 percent from the year-ago period.

Total loans held for investment were $962.1 million at December 31, 2022, up $139.4 million, or 16.9 percent, from December 31, 2021.

Deposit balances of $1.09 billion at December 31, 2022, decreased by $30 million, or 2.4 percent, since December 31, 2021. Deposits have stabilized since mid-year as we have been aggressively pursuing deposit clients throughout our footprint; albeit at a higher marginal cost.

Mr. Klein continued, “Clearly, another quarter of strong loan growth was achieved even as rates continued to climb higher; loan yields are up by 78 basis points adjusted for PPP. Pressure to fund that growth increased with deposit balances rising at a slower pace; our average cost of deposits increased 30 basis points from the prior year quarter. Asset quality was stellar again this year, as we recorded net recoveries for all of 2022; our second consecutive year of this achievement.”

Loan Balances
($ in thousands, except ratios)	Dec. 2022	Sep. 2022	Jun. 2022	Mar. 2022	Dec. 2021	Annual Growth
Commercial	$128,534	$128,565	$127,711	$124,857	$122,373	$6,161
% of Total	13.4%	13.9%	14.3%	14.7%	14.9%	5.0%
Commercial RE	412,636	404,710	404,260	400,101	381,387	31,249
% of Total	42.9%	43.7%	45.1%	47.0%	46.4%	8.2%
Agriculture	64,388	60,522	60,586	55,741	57,473	6,915
% of Total	6.7%	6.5%	6.8%	6.6%	7.0%	12.0%
Residential RE	291,512	267,135	241,614	214,015	206,324	85,188
% of Total	30.3%	28.9%	27.0%	25.2%	25.1%	41.3%
Consumer & Other	65,005	64,317	61,440	55,957	55,157	9,848
% of Total	6.8%	7.0%	6.9%	6.6%	6.7%	17.9%
Total Loans	$962,075	$925,249	$895,611	$850,671	$822,714	$139,361
Total Growth Percentage						16.9%

Deposit Balances
($ in thousands, except ratios)	Dec. 2022	Sep. 2022	Jun. 2022	Mar. 2022	Dec. 2021	Annual Growth
Non-Int DDA	$256,799	$250,791	$239,676	$252,273	$247,044	$9,755
% of Total	23.6%	23.1%	22.4%	22.2%	22.2%	3.9%
Interest DDA	191,719	199,523	198,286	211,152	195,464	(3,745)
% of Total	17.6%	18.4%	18.5%	18.6%	17.6%	-1.9%
Savings	191,272	201,402	215,285	236,394	237,571	(46,299)
% of Total	17.6%	18.5%	20.1%	20.8%	21.3%	-19.5%
Money Market	255,995	258,975	276,274	289,699	276,462	(20,467)
% of Total	23.6%	23.8%	25.8%	25.5%	24.8%	-7.4%
Time Deposits	190,880	175,202	142,258	148,553	156,504	34,376
% of Total	17.6%	16.1%	13.3%	13.1%	14.1%	22.0%
Total Deposits	$1,086,665	$1,085,893	$1,071,779	$1,138,071	$1,113,045	$(26,380)
Total Growth Percentage						-2.4%

Asset Quality

SB Financial reported nonperforming assets of $5.1 million as of December 31, 2022, down $1.4 million or 21.1 percent from the year-ago quarter. The Company had small charge-offs in the quarter, but for the full year, the Company had $13,000 in net recoveries. The coverage ratio of problem loans to the loan loss allowance was at 318.6 percent at December 31, 2022.

Nonperforming Assets
($ in thousands, except ratios)	Dec. 2022	Sep. 2022	Jun. 2022	Mar. 2022	Dec. 2021	Annual Change
Commercial & Agriculture	$114	$114	$140	$142	$143	$(29)
% of Total Com./Ag. loans	0.06%	0.06%	0.07%	0.08%	0.08%	-20.3%
Commercial RE	210	223	359	544	554	(344)
% of Total CRE loans	0.05%	0.06%	0.09%	0.14%	0.15%	-62.1%
Residential RE	2,967	3,129	3,176	3,198	2,484	483
% of Total Res. RE loans	1.02%	1.17%	1.31%	1.49%	1.20%	19.4%
Consumer & Other	391	280	323	409	471	(80)
% of Total Con./Oth. loans	0.60%	0.44%	0.53%	0.73%	0.85%	-17.0%
Total Nonaccruing Loans	3,682	3,746	3,998	4,293	3,652	30
% of Total loans	0.38%	0.40%	0.45%	0.50%	0.44%	0.8%
Accruing Restructured Loans	654	668	683	762	725	(71)
Total Change (%)						-9.8%
Total Nonaccruing & Restructured Loans	4,336	4,414	4,681	5,055	4,377	(41)
% of Total loans	0.45%	0.48%	0.52%	0.59%	0.53%	-0.9%
Foreclosed Assets and Other Assets	777	756	730	527	2,104	(1,327)
Total Change (%)						-63.1%
Total Nonperforming Assets	$5,113	$5,170	$5,411	$5,582	$6,481	$(1,368)
% of Total assets	0.38%	0.40%	0.42%	0.42%	0.49%	-21.1%

Webcast and Conference Call

The Company will hold the fourth quarter 2022 earnings conference call and webcast on January 27, 2023, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at ir.yourstatebank.com. An audio replay of the call will be available on the Company’s website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank) and SBFG Title, LLC dba Peak Title (Peak Title). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 23 offices; 22 in nine Ohio counties and one in Fort Wayne, Indiana, and 24 full-service ATMs. State Bank has six loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. Peak Title provides title insurance and title opinions throughout the Tri-State region. SB Financial’s common stock is listed on the NASDAQ Capital Market with the ticker symbol “SBFG”.

In April 2022, SB Financial was named to the Keefe, Bruyette & Woods, Inc. “Bank Honor Roll” of superior performers that consistently reported increases in earnings per share over the last decade. The honor roll review determined that just 17 banks in the U.S., including SB Financial, or five percent of all banks screened, qualified for inclusion.

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, the duration and scope of the COVID-19 outbreak in the United States and the market areas in which SB Financial and its subsidiaries operate, including the impact to the state and local economies of prolonged shelter in place orders and the pandemic generally, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically pre-tax, pre-provision income, tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, total interest income – FTE, net interest income – FTE and net interest margin – FTE are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. In addition, the Company excludes the non-GAAP items of OMSR impairment and merger related costs from net income to report an adjusted net income level. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Investor Contact Information:

Mark A. Klein

Chairman, President and

Chief Executive Officer

Mark.Klein@YourStateBank.com

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

###

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	December	September	June	March	December
($ in thousands)	2022	2022	2022	2022	2021
ASSETS
Cash and due from banks	$27,817	$27,934	$29,567	$130,003	$149,511
Interest bearing time deposits	2,131	2,134	1,691	1,894	2,643
Available-for-sale securities	238,780	243,233	266,162	265,311	263,259
Loans held for sale	2,073	2,979	4,242	4,737	7,472
Loans, net of unearned income	962,075	925,249	895,611	850,671	822,714
Allowance for loan losses	(13,818)	(13,824)	(13,801)	(13,804)	(13,805)
Premises and equipment, net	22,829	22,842	23,122	23,039	23,212
Federal Reserve and FHLB Stock, at cost	6,326	5,230	5,303	5,303	5,303
Foreclosed assets and other assets	777	756	730	527	2,104
Interest receivable	4,091	3,556	3,256	2,815	2,920
Goodwill	23,239	23,239	23,239	23,239	23,191
Cash value of life insurance	28,870	28,713	28,556	17,932	17,867
Mortgage servicing rights	13,503	13,473	13,408	13,135	12,034
Other assets	16,940	17,863	12,886	10,328	12,429
Total assets	$1,335,633	$1,303,377	$1,293,972	$1,335,130	$1,330,854

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Non interest bearing demand	$256,799	$250,791	$239,676	$252,273	$247,044
Interest bearing demand	191,719	199,523	198,286	211,152	195,464
Savings	191,272	201,402	215,285	236,394	237,571
Money market	255,995	258,975	276,274	289,699	276,462
Time deposits	190,880	175,202	142,258	148,553	156,504
Total deposits	1,086,665	1,085,893	1,071,779	1,138,071	1,113,045

Short-term borrowings	14,923	19,754	30,772	19,035	15,320
Federal Home Loan Bank advances	60,000	35,000	25,000	5,500	5,500
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Subordinated debt net of issuance costs	19,594	19,582	19,570	19,558	19,546
Interest payable	769	623	307	536	299
Other liabilities	24,944	17,587	11,678	9,483	21,905
Total liabilities	1,217,205	1,188,749	1,169,416	1,202,493	1,185,925

Shareholders’ Equity
Common stock	61,319	61,319	61,319	61,319	54,463
Additional paid-in capital	15,087	15,000	15,069	14,872	14,944
Retained earnings	101,966	99,309	96,809	94,833	99,716
Accumulated other comprehensive income (loss)	(32,120)	(33,426)	(22,210)	(13,659)	(1,845)
Treasury stock	(27,824)	(27,574)	(26,431)	(24,728)	(22,349)
Total shareholders’ equity	118,428	114,628	124,556	132,637	144,929
Total liabilities and shareholders’ equity	$1,335,633	$1,303,377	$1,293,972	$1,335,130	$1,330,854

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Twelve Months Ended
	December	September	June	March	December	December	December
Interest income	2022	2022	2022	2022	2021	2022	2021
Loans
Taxable	$11,222	$10,084	$8,880	$8,052	$8,889	$38,238	$37,959
Tax exempt	109	92	73	61	59	335	206
Securities
Taxable	1,559	1,536	1,469	1,235	969	5,798	3,386
Tax exempt	47	52	52	47	86	198	353

Total interest income	12,937	11,764	10,474	9,395	10,003	44,569	41,904

Interest expense
Deposits	1,440	852	567	618	640	3,477	3,129
Repurchase agreements & other	7	8	11	13	7	39	42
Federal Home Loan Bank advances	258	180	38	39	41	515	188
Trust preferred securities	138	99	71	53	49	361	199
Subordinated debt	194	195	194	195	188	778	462

Total interest expense	2,037	1,334	881	918	925	5,170	4,020

Net interest income	10,900	10,430	9,593	8,477	9,078	39,399	37,884

Provision for loan losses	-	-	-	-	-	-	1,050

Net interest income after provision for loan losses	10,900	10,430	9,593	8,477	9,078	39,399	36,834

Noninterest income
Wealth management fees	907	930	936	955	988	3,728	3,814
Customer service fees	880	844	860	794	827	3,378	3,217
Gain on sale of mtg. loans & OMSR	550	876	1,196	1,676	3,194	4,298	17,255
Mortgage loan servicing fees, net	627	527	606	1,204	624	2,964	2,940
Gain on sale of non-mortgage loans	105	125	167	169	44	566	158
Title insurance revenue	454	476	697	602	528	2,229	2,089
Gain (loss) on sale of assets	18	(12)	-	55	1	61	2
Other	172	277	211	347	383	1,007	1,222

Total noninterest income	3,713	4,043	4,673	5,802	6,589	18,231	30,697

Noninterest expense
Salaries and employee benefits	5,677	5,858	6,418	6,189	6,648	24,142	26,838
Net occupancy expense	763	769	719	742	846	2,993	3,048
Equipment expense	1,017	918	827	854	899	3,616	3,281
Data processing fees	627	664	643	576	721	2,510	2,579
Professional fees	738	766	760	950	872	3,214	3,027
Marketing expense	258	200	222	231	228	911	784
Telephone and communication expense	124	134	105	111	148	474	581
Postage and delivery expense	121	75	110	116	106	422	414
State, local and other taxes	277	250	277	278	288	1,082	1,175
Employee expense	157	145	175	136	163	613	663
Other expenses	510	605	546	676	648	2,337	2,418

Total noninterest expense	10,269	10,384	10,802	10,859	11,567	42,314	44,808

Income before income tax expense	4,344	4,088	3,464	3,420	4,100	15,315	22,723

Income tax expense	811	746	630	607	768	2,794	4,446

Net income	$3,533	$3,342	$2,834	$2,813	$3,332	$12,521	$18,277

Common share data:
Basic earnings per common share	$0.51	$0.48	$0.40	$0.40	$0.49	$1.79	$2.58

Diluted earnings per common share	$0.50	$0.47	$0.40	$0.40	$0.49	$1.77	$2.56

Average shares outstanding (in thousands):
Basic:	6,945	6,968	7,075	7,035	6,906	7,005	7,083
Diluted:	7,021	7,033	7,149	7,100	6,970	7,078	7,130

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Twelve Months Ended
	December	September	June	March	December	December	December
SUMMARY OF OPERATIONS	2022	2022	2022	2022	2021	2022	2021

Net interest income	$10,900	$10,430	$9,593	$8,477	$9,078	$39,399	$37,884
Tax-equivalent adjustment	41	38	33	29	39	142	149
Tax-equivalent net interest income	10,941	10,468	9,626	8,506	9,117	39,541	38,033
Provision for loan loss	-	-	-	-	-	-	1,050
Noninterest income	3,713	4,043	4,673	5,802	6,589	18,231	30,697
Total operating revenue	14,613	14,473	14,266	14,279	15,667	57,630	68,581
Noninterest expense	10,269	10,384	10,802	10,859	11,567	42,314	44,808
Pre-tax pre-provision income	4,344	4,088	3,464	3,420	4,100	15,315	23,773
Pretax income	4,344	4,088	3,464	3,420	4,100	15,315	22,723
Net income	3,533	3,342	2,834	2,813	3,332	12,521	18,277

PER SHARE INFORMATION:
Basic earnings per share (EPS)	0.51	0.48	0.40	0.40	0.49	1.79	2.58
Diluted earnings per share	0.50	0.47	0.40	0.40	0.49	1.77	2.56
Common dividends	0.125	0.120	0.120	0.115	0.115	0.480	0.440
Book value per common share	17.08	16.49	17.75	18.65	21.05	17.08	21.05
Tangible book value per common share (TBV)	13.65	13.07	14.36	15.31	17.60	13.65	17.60
Market price per common share	16.95	16.85	17.26	19.91	18.69	16.95	18.69
Market price to TBV	124.2%	128.9%	120.2%	130.1%	106.2%	124.2%	106.2%
Market price to trailing 12 month EPS	9.6	9.6	9.3	10.0	7.7	9.6	7.7

PERFORMANCE RATIOS:
Return on average assets (ROAA)	1.08%	1.03%	0.87%	0.83%	0.99%	0.95%	1.38%
Pre-tax pre-provision ROAA	1.32%	1.26%	1.06%	1.01%	1.22%	1.25%	1.91%
Return on average equity	12.17%	10.89%	8.89%	8.08%	9.21%	9.86%	12.67%
Return on average tangible equity	15.30%	13.51%	10.93%	9.75%	10.92%	12.14%	15.04%
Efficiency ratio	70.16%	71.63%	75.60%	75.93%	73.72%	73.31%	65.23%
Earning asset yield	4.27%	3.89%	3.45%	2.96%	3.17%	3.63%	3.37%
Cost of interest bearing liabilities	0.90%	0.58%	0.39%	0.39%	0.40%	0.56%	0.45%
Net interest margin	3.60%	3.45%	3.15%	2.67%	2.87%	3.21%	3.05%
Tax equivalent effect	0.01%	0.01%	0.01%	0.01%	0.02%	0.01%	0.01%
Net interest margin, tax equivalent	3.61%	3.46%	3.16%	2.68%	2.89%	3.22%	3.06%
Non interest income/Average assets	1.13%	1.24%	1.43%	1.72%	1.96%	1.38%	2.32%
Non interest expense/Average assets	3.13%	3.19%	3.31%	3.22%	3.45%	3.21%	3.39%
Net noninterest expense/Average assets	-2.00%	-1.95%	-1.88%	-1.50%	-1.48%	-1.83%	-1.07%

ASSET QUALITY RATIOS:
Gross charge-offs	7	9	9	9	34	34	136
Recoveries	1	32	6	8	27	47	317
Net charge-offs	6	(23)	3	1	7	(13)	(181)
Nonaccruing loans/Total loans	0.38%	0.40%	0.45%	0.50%	0.44%	0.38%	0.44%
Nonperforming loans/Total loans	0.45%	0.48%	0.52%	0.59%	0.53%	0.45%	0.53%
Nonperforming assets/Loans & OREO	0.53%	0.56%	0.60%	0.66%	0.79%	0.53%	0.79%
Nonperforming assets/Total assets	0.38%	0.40%	0.42%	0.42%	0.49%	0.38%	0.49%
Allowance for loan loss/Nonperforming loans	318.68%	313.26%	294.83%	273.08%	315.40%	318.68%	315.40%
Allowance for loan loss/Total loans	1.44%	1.49%	1.54%	1.62%	1.68%	1.44%	1.68%
Net loan charge-offs/Average loans (ann.)	0.00%	(0.01%)	0.00%	0.00%	0.00%	(0.00%)	(0.02%)

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	88.53%	85.21%	83.56%	74.75%	73.92%	88.53%	73.92%
Equity/ Assets	8.87%	8.79%	9.63%	9.93%	10.89%	8.87%	10.89%
Tangible equity/Tangible assets	7.22%	7.10%	7.93%	8.30%	9.27%	7.22%	9.27%
Common equity tier 1 ratio (Bank)	13.42%	13.23%	13.21%	13.71%	13.94%	13.42%	13.94%

END OF PERIOD BALANCES
Total assets	1,335,633	1,303,377	1,293,972	1,335,130	1,330,854	1,335,633	1,330,854
Total loans	962,075	925,249	895,611	850,671	822,714	962,075	822,714
Deposits	1,086,665	1,085,893	1,071,779	1,138,071	1,113,045	1,086,665	1,113,045
Stockholders equity	118,428	114,628	124,556	132,637	144,929	118,428	144,929
Goodwill and intangibles	23,753	23,770	23,787	23,804	23,774	23,753	23,774
Tangible equity	94,675	90,858	100,769	108,833	121,155	94,675	121,155
Mortgage servicing portfolio	1,352,016	1,362,666	1,369,732	1,375,554	1,362,962	1,352,016	1,362,962
Wealth/Brokerage assets under care	507,093	480,947	500,487	560,698	618,279	507,093	618,279
Total assets under care	3,194,742	3,146,990	3,164,191	3,271,382	3,312,095	3,194,742	3,312,095
Full-time equivalent employees	268	271	267	256	269	268	269
Period end common shares outstanding	6,935	6,950	7,017	7,111	6,884	6,935	6,884
Market capitalization (all)	117,556	117,113	121,105	141,575	128,668	117,556	128,668

AVERAGE BALANCES
Total assets	1,314,419	1,302,297	1,305,815	1,350,982	1,342,202	1,318,781	1,322,253
Total earning assets	1,211,674	1,209,958	1,216,124	1,270,218	1,263,431	1,226,771	1,243,093
Total loans	937,898	909,909	870,439	832,825	845,078	888,116	854,521
Deposits	1,094,491	1,085,821	1,108,890	1,134,234	1,123,843	1,105,571	1,106,122
Stockholders equity	116,114	122,738	127,519	139,214	144,749	126,963	144,223
Goodwill and intangibles	23,761	23,778	23,796	23,801	22,701	23,783	22,718
Tangible equity	92,353	98,960	103,723	115,413	122,048	103,180	121,505
Average basic shares outstanding	6,945	6,968	7,075	7,035	6,906	7,005	7,083
Average diluted shares outstanding	7,021	7,033	7,149	7,100	6,970	7,078	7,130

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

For the Three and Twelve Months Ended Dec. 31, 2022 and 2021

($ in thousands)	Three Months Ended Dec. 31, 2022			Three Months Ended Dec. 31, 2021
	Average		Average	Average		Average
Assets	Balance	Interest	Rate	Balance	Interest	Rate
Taxable securities/cash	$265,711	$1,559	2.35%	$410,489	$969	0.94%
Nontaxable securities	8,065	47	2.33%	7,864	86	4.37%
Loans, net	937,898	11,331	4.83%	845,078	8,948	4.24%
Total earning assets	1,211,674	12,937	4.27%	1,263,431	10,003	3.17%
Cash and due from banks	7,052			6,489
Allowance for loan losses	(13,820)			(13,795)
Premises and equipment	23,757			25,505
Other assets	85,756			60,572

Total assets	$1,314,419			$1,342,202
Liabilities
Savings, MMDA and interest bearing demand	$646,498	$965	0.60%	$704,534	$400	0.23%
Time deposits	180,678	475	1.05%	157,888	240	0.61%
Repurchase agreements & other	18,058	7	0.16%	18,910	7	0.15%
Advances from Federal Home Loan Bank	29,078	258	3.55%	5,500	41	2.98%
Trust preferred securities	10,310	138	5.35%	10,310	49	1.90%
Subordinated debt	19,588	194	3.96%	19,539	188	3.85%
Total interest bearing liabilities	904,210	2,037	0.90%	916,681	925	0.40%
Non interest bearing demand	267,315	-		261,421	-
Total funding	1,171,525		0.70%	1,178,102		0.31%
Other liabilities	26,780			19,351
Total liabilities	1,198,305			1,197,453
Equity	116,114			144,749
Total liabilities and equity	$1,314,419			$1,342,202
Net interest income		$10,900			$9,078
Net interest income as a percent of average interest-earning assets - GAAP measure			3.60%			2.87%
Net interest income as a percent of average interest-earning assets - non GAAP - Computed on a fully tax equivalent (FTE) basis			3.61%			2.89%

	Twelve Months Ended Dec. 31, 2022			Twelve Months Ended Dec. 31, 2021
	Average		Average	Average		Average
Assets	Balance	Interest	Rate	Balance	Interest	Rate
Taxable securities/cash	$330,549	$5,798	1.75%	$380,770	$3,386	0.89%
Nontaxable securities	8,106	198	2.44%	7,802	353	4.52%
Loans, net	888,116	38,573	4.34%	854,521	38,165	4.47%
Total earning assets	1,226,771	44,569	3.63%	1,243,093	41,904	3.37%
Cash and due from banks	7,296			7,290
Allowance for loan losses	(13,808)			(13,422)
Premises and equipment	24,137			24,710
Other assets	74,385			60,582
Total assets	$1,318,781			$1,322,253
Liabilities
Savings, MMDA and interest bearing demand	$693,271	$2,258	0.33%	$672,296	$1,813	0.27%
Time deposits	159,401	1,219	0.76%	177,918	1,316	0.74%
Repurchase agreements & Other	20,481	39	0.19%	22,821	42	0.18%
Advances from Federal Home Loan Bank	16,420	515	3.14%	6,507	188	2.89%
Trust preferred securities	10,310	361	3.50%	10,310	199	1.93%
Subordinated debt	19,570	778	3.98%	12,057	462	3.83%
Total interest bearing liabilities	919,453	5,170	0.56%	901,909	4,020	0.45%
Non interest bearing demand	252,899		0.44%	255,908		0.35%
Total funding	1,172,352			1,157,817
Other liabilities	19,466			20,213
Total liabilities	1,191,818			1,178,030
Equity	126,963			144,223
Total liabilities and equity	$1,318,781			$1,322,253
Net interest income		$39,399			$37,884
Net interest income as a percent of average interest-earning assets - GAAP measure			3.21%			3.05%
Net interest income as a percent of average interest-earning assets - non GAAP - Computed on a fully tax equivalent (FTE) basis			3.22%			3.06%

Non-GAAP reconciliation	Three Months Ended		Twelve Months Ended
($ in thousands, except per share & ratios)	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2022	Dec. 31, 2021

Total Operating Revenue	$14,613	$15,667	$57,630	$68,581
Adjustment to (deduct)/add OMSR recapture/impairment *	(86)	(581)	(1,279)	(3,436)
Adjusted Total Operating Revenue	14,527	15,086	56,351	65,145

Income before Income Taxes	4,344	4,100	15,315	22,723
Adjustment for OMSR *	(86)	(581)	(1,279)	(3,436)
Adjusted Income before Income Taxes	4,258	3,519	14,036	19,287

Provision for Income Taxes	811	768	2,794	4,446
Adjustment for OMSR **	(18)	(122)	(269)	(722)

Adjusted Provision for Income Taxes	793	646	2,525	3,725

Net Income	3,533	3,332	12,521	18,277
Adjustment for OMSR *	(68)	(459)	(1,010)	(2,714)

Adjusted Net Income	3,465	2,873	11,511	15,563

Diluted Earnings per Share	0.50	0.49	1.77	2.56
Adjustment for OMSR *	(0.01)	(0.07)	(0.14)	(0.38)

Adjusted Diluted Earnings per Share	$0.49	$0.42	$1.63	$2.18

Return on Average Assets	1.08%	0.99%	0.95%	1.38%
Adjustment for OMSR *	-0.02%	-0.14%	-0.08%	-0.21%

Adjusted Return on Average Assets	1.05%	0.86%	0.87%	1.18%

*	valuation adjustment to the Company’s mortgage servicing rights

**	tax effect is calculated using a 21% statutory federal corporate income tax rate